SECURITIES AND EXCHANGE COMMISSION

                          Washington, DC  20549



                                FORM  8-K

                             CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         June 17, 1996
                                                   ............................



                   Government Technology Services, Inc.
 ...............................................................................
        (Exact name of registrant as specified in its charter)




              Delaware                 0-19394                 54-1248422
 ...............................................................................
   (State or other jurisdiction of   (Commission             (IRS Employer
            incorporation)           File Number)          Identification No.)




         4100 Lafayette Center Drive, Chantilly, Virginia      22021-0808
 ..............................................................................
             (Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code            703-502-2000
                                                     ..........................


                                      Total number of pages in this report:  5.
                                      Index to exhibits appears on page 4.

Item 1.    Changes in Control of Registrant
         Not Applicable.

Item 2.    Acquisition or Disposition of Assets
         Not Applicable.

Item 3.    Bankruptcy or Receivership
         Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

         During the first calendar quarter of 1996, proposals were requested from qualified firms of certified public accountants to perform audit services beginning in 1996 for Government Technology Services, Inc. (the "Company"). The Company's former independent accountant - Coopers & Lybrand LLP - submitted a letter in response to the Company's request for proposals, stating an interest in continuing to serve as the Company's independent accountant, but declining to participate in the Company's proposal process, as defined in the request for proposals. On June 6, 1996, the Audit Committee of the Board of Directors met to interview the finalist firms selected by management as a result of the above-mentioned process. On June 17, 1996, such Audit Committee approved the engagement of Arthur Andersen LLP as the independent accountants for the Company.

         During the two fiscal years ended December 31, 1995 and 1994, (i) there were no disagreements with Coopers & Lybrand LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement; and (ii) Coopers & Lybrand LLP has not advised the registrant of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a)(1)(v).

         The accountants' report of Coopers & Lybrand LLP on the consolidated financial statements of Government Technology Services, Inc. and Subsidiary as of and for the years ended December 31, 1995 and 1994 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. A letter from Coopers & Lybrand LLP is attached as Exhibit 16.

Item 5.    Other Events
         Not Applicable.

Item 6.    Resignation of Registrant's Directors
         Not Applicable.

Item 7.    Financial Statements and Exhibits

         (c)      Exhibits

                  16       Letter re change in certifying accountant

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         Government Technology Services, Inc.



Date:    June 21, 1996                   By: /s/ Peter E. Janke
                                                 Peter E. Janke
                                                 Executive Vice President and
                                                 Chief Financial Officer

                               INDEX TO EXHIBITS


                                                                  Sequentially
   Exhibit                                                          Numbered
     No.                        Description                           Page
- - --------------  ----------------------------------------------   --------------
     16          Letter re change in certifying accountant              5